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                                                                   EXHIBIT 10.16

                             CONSULTING AGREEMENT


          Effective October 13, 1999, Marc Andreessen ("Consultant") and CacheFlow, Inc. ("Company") agree as follows:

          1.   Term of Agreement.

               a.   Termination Upon Notice.  This Agreement may be terminated
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at any time by the Consultant or by the Company by giving the other party 5 days' advance notice in writing. Sections 9 through 13 of this Agreement and any remedies for breach of this Agreement shall survive any termination or expiration. The Company may communicate such obligations to any other (or potential) client or employer of the Consultant.

               b.  Fees and Expenses.  Upon the termination of this Agreement
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under Subsection (a) above, the Consultant shall only be entitled to the accrued and earned portion of his or her fee and to reimbursement of expenses which were incurred before the termination becomes effective and which are reimbursable under this Agreement.

          2.   Scope of Services.
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               The Consultant shall perform services ("Services") for the
Company in the areas mutually agreed by Consultant and the Company's Chief Executive Officer. Unless otherwise agreed to by the Company, the Consultant shall be responsible for maintaining, at his or her own expense, a place of work, any necessary equipment and supplies, and appropriate communications facilities.

          3.   Work for Others.
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               The Company recognizes and agrees that the Consultant may perform services for other persons, provided that such services do not represent a conflict of interest or a breach of the Consultant's fiduciary duty to the Company.

          4.   Fees and Expenses.  Upon presentation by the Consultant of an
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invoice accompanied by supporting documentation satisfactory to the Company, the
Company shall reimburse the Consultant monthly for reasonable expenses, including (without limitation) travel expenses, incurred directly on behalf of the Company in connection with the performance of Services hereunder.

          5.   Stock Options.  Subject to the approval of the Company's Board
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of Directors, the Consultant shall be granted an option to purchase 677,380 shares of the Company's Common Stock. The exercise price per share shall be equal to the fair market value per share on the date the option is granted or on the Consultant's first day of service, whichever is later. The option shall be subject to the terms and conditions substantially similar to those applicable to options granted under the Company's 1996 Stock Option Plan (the "Plan"), as described in such Plan and the applicable stock option agreement

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          6.   No Employee Benefits.
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               The Consultant shall not be eligible to participate in any of the
Company's employee benefit plans, fringe benefit programs, group insurance arrangements or similar programs.

          7.   Independent Contractor.
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               In performing Services for the Company pursuant to this
Agreement, the Consultant shall act in the capacity of an independent contractor with respect to the Company and not as an employee of the Company. As an independent contractor, the Consultant shall accept any directions issued by the Company pertaining to the goals to be attained and the results to be achieved by him or her but shall be solely responsible for the manner and hours in which he or she will perform his or her Services under this Agreement.

          8.   Compliance With Legal Requirements.
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               The Company shall not provide workers' compensation, disability insurance, Social Security or unemployment compensation coverage nor any other statutory benefit to the Consultant. The Consultant shall comply at his or her expense with all applicable provisions of workers' compensation laws, unemployment compensation laws, federal Social Security law, the Fair Labor Standards Act, federal, state and local income tax laws, and all other applicable federal, state and local laws, regulations and codes relating to terms and conditions of employment required to be fulfilled by employers or independent contractors.

          9.   Ownership; Rights; Proprietary Information; Publicity.
               -----------------------------------------------------

               a. The Company shall own all right, title and interest (including patent rights, copyrights, trade secret rights, trademark rights, mask work rights, sui generis database rights and all other intellectual and industrial property rights of any sort throughout the world) relating to any and all inventions (whether or not patentable), works of authorship, mask works, designations, designs, know-how, ideas and information made or conceived or reduced to practice, in whole or in part, by Consultant that relate to the subject matter of, or arise out of, the Services or any Proprietary Information (as defined below) (collectively, "Inventions") and Consultant will promptly disclose and provide all Inventions to Company. Consultant hereby makes all assignments necessary to accomplish the foregoing ownership. Consultant shall further assist Company, at Company's expense, to further evidence, record and perfect such assignments, and to perfect, obtain, maintain, enforce, and defend any rights assigned. Consultant hereby irrevocably designates and appoints Company as its agents and attorneys-in-fact to act for and in Consultant's behalf to execute and file any document and to do all other lawfully permitted acts to further the foregoing with the same legal force and effect as if executed by Consultant. This provision applies only to the above that is developed specifically for CacheFlow Inc. and does not apply to consulting work done for other companies or competitors.

               b. Consultant agrees that all Inventions and all other business, technical and financial information (including, without limitation, the identity of and information

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relating to customers or employees) Consultant develops, learns or obtains that relate to Company or the business or demonstrably anticipated business of Company or that are received by or for Company in confidence, constitute "Proprietary Information." Consultant will hold in confidence and not disclose or, except in performing the Services, use any Proprietary Information. However, Consultant shall not be obligated under this paragraph with respect to information Consultant can document is or becomes readily publicly available without restriction through no fault of Consultant. Upon termination and as otherwise requested by Company, Consultant will promptly return to Company all items and copies containing or embodying Proprietary Information, except that Consultant may keep his or her personal copies of his or her compensation records and this Agreement. Consultant also recognizes and agrees that Consultant has no expectation of privacy with respect to Company's telecommunications, networking or information processing systems (including, without limitation, stored computer files, email messages and voice messages) and that Consultant's activity, and any files or messages, on or using any of those systems may be monitored at any time without notice.

               c. To the extent allowed by law, Section 9.a and any license to Company hereunder includes all rights of paternity, integrity, disclosure and withdrawal and any other rights that may be known as or referred to as "moral rights," "artist's rights," "droit moral," or the like. Furthermore, Consultant agrees that notwithstanding any rights of publicity, privacy or otherwise (whether or not statutory) anywhere in the world and without any further compensation, Company may and is hereby authorized to use Consultant's name in connection with promotion of its business, products and services and to allow others to do so. To the extent any of the foregoing is ineffective under applicable law, Consultant hereby provides any and all ratifications and consents necessary to accomplish the purposes of the foregoing to the extent possible. Consultant will confirm any such ratifications and consents from time to time as requested by Company. If any other person provides any Services Consultant will obtain the foregoing ratifications, consents and authorizations from such person for Company's exclusive benefit.

               d. If any part of the Services or Inventions is based on, incorporates, or is an improvement or derivative of, or cannot be reasonably and fully made, used, reproduced, distributed and otherwise exploited without using or violating technology or intellectual property rights owned or licensed by Consultant and not assigned hereunder, Consultant hereby grants Company and its successors a perpetual, irrevocable, worldwide royalty-free, non-exclusive, sublicensable right and license to exploit and exercise all such technology and intellectual property rights in support of Company's exercise or exploitation of the Services, Inventions, other work performed hereunder, or any assigned rights (including any modifications, improvements and derivatives of any of them).

          10.  Warranty and Indemnity.  Consultant warrants that: (i) the
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Services will be performed in a professional and workmanlike manner and that none of such Services or any part of this Agreement is or will be inconsistent with any obligation Consultant may have to others; (ii) all work under this Agreement shall be Consultant's original work and none of the Services or Inventions or any development, use, production, distribution or exploitation thereof will infringe, misappropriate or violate any intellectual property or other right of any person or entity (including, without limitation, Consultant); and, (iii) Consultant has the full right to allow it to

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provide the Company with the assignments and rights provided for herein.
Consultant agrees to defend, indemnify and hold Company harmless from any and all claims, damages, liability, attorneys' fees and expenses on account of (i) an alleged failure by Consultant to satisfy any obligations in Section 9 of this Agreement or any other obligation (under this Agreement or otherwise) or (ii) any other action or inaction of Consultant.

          11.  Assignment and Successors.  Neither party shall assign any right
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or delegate any obligation hereunder without the other party's written consent, and any purported assignment or delegation by a party hereto without the other party's written consent shall be void. This Agreement shall be binding upon and inure to the benefit of the Company and its successors and the Consultant, his or her heirs, executors, administrators and legal representatives.

          12.  Notice.  All notices under this Agreement shall be in writing,
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and shall be deemed given when personally delivered, or three days after being sent by prepaid certified or registered U.S. mail to the address of the party to be noticed as set forth herein or such other address as such party last provided to the other by written notice.

          13.  Arbitration.  Any controversy or claim arising out of or
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relating to this Agreement, or the breach thereof, shall be settled by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association, and judgment on the award rendered by the arbitrator may be entered in any court having jurisdiction thereof. The prevailing party will be entitled to receive from the nonprevailing party all costs, damages and expenses, including reasonable attorney's fees, incurred by the prevailing party in connection with that action or proceeding whether or not the controversy is reduced to judgment or award. The prevailing party will be that party who may be fairly said by the arbitrator(s) to have prevailed on the major disputed issues.

          14.  Miscellaneous.  Any breach of Section 9 or 10 will cause
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irreparable harm to Company for which damages would not be an adequate remedy, and, therefore, Company will be entitled to injunctive relief with respect thereto in addition to any other remedies. The failure of either party to enforce its rights under this Agreement at any time for any period shall not be construed as a waiver of such rights. No changes or modifications or waivers to this Agreement will be effective unless in writing and signed by both parties. In the event that any provision of this Agreement shall be determined to be illegal or unenforceable, that provision will be limited or eliminated to the minimum extent necessary so that this Agreement shall otherwise remain in full force and effect and enforceable. This Agreement shall be governed by and construed in accordance with the laws of the State of California without regard to the conflicts of laws provisions thereof. In any action or proceeding to enforce rights under this Agreement, the prevailing party will be entitled to recover costs and attorneys fees. Headings herein are for convenience of reference only and shall in no way affect interpretation of the Agreement.

__________________________________          ____________________________________
Consultant                                  CacheFlow, Inc.

By________________________________          By: ________________________________
  ________________________________          Title: _____________________________

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